Statements of Net Assets Available for Benefits - SAP America, Inc. 401(k) Plan - USD ($)	Dec. 31, 2025	Dec. 31, 2024
Assets:
Investments, at fair value	$ 9,182,568,777	$ 8,079,763,436
Receivables:
Notes receivable from participants	38,457,599	37,369,628
Employer contributions		19,344,262
Participant contributions		6,357,513
Total receivables	38,457,599	63,071,403
Net assets available for benefits	$ 9,221,026,376	$ 8,142,834,839